UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): August 9, 2022

PHIO PHARMACEUTICALS CORP.

(Exact name of registrant as specified in its charter)

Delaware	001-36304	45-3215903
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

257 Simarano Drive, Suite 101

Marlborough, Massachusetts 01752

(Address of Principal Executive Offices) (Zip Code)

Registrant’s telephone number, including area code: (508) 767-3861

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class of securities:	Trading Symbol(s):	Name of exchange on which registered:
Common Stock, par value $0.0001	PHIO	The Nasdaq Capital Market

Securities registered pursuant to Section 12(g) of the Act: None

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07. Submission of Matters to a Vote of Security Holders.

On August 9, 2022, Phio Pharmaceuticals Corp. (the “Company”) held an annual meeting of its stockholders (the “Annual Meeting”). At the Annual Meeting, the Company’s stockholders voted on the following proposals, each as described in the Company’s Definitive Proxy Statement, filed on Schedule 14A on June 30, 2022 (the “Proxy Statement”): (i) election of six directors to serve until the Company’s 2023 Annual Meeting of Stockholders; (ii) ratification of BDO USA, LLP as the Company’s independent registered public accounting firm for the year ending December 31, 2022; and (iii) advisory approval of the Company’s executive compensation. The Company had 13,658,722 shares of common stock issued and outstanding at the close of business on June 17, 2022, the record date for eligibility to vote at the Annual Meeting, and there were present (in person virtually or represented by valid proxy) a total of 5,700,104 shares of common stock. All matters submitted to a vote of the Company’s stockholders at the Annual Meeting were approved, and all director nominees were elected.

At the Annual Meeting, the Company’s stockholders voted in the following manner with respect to the following proposals:

Proposal 1: Election of Directors

Nominee	For	Withheld	Broker Non-Votes
Robert J. Bitterman	1,425,733	165,290	4,109,081
Patricia A. Bradford	1,447,140	143,883	4,109,081
Geert Cauwenbergh, Dr. Med. Sc.	1,416,611	174,412	4,109,081
Robert L. Ferrara	1,466,858	124,165	4,109,081
Jonathan E. Freeman, Ph.D.	1,476,687	114,336	4,109,081
Curtis A. Lockshin, Ph.D.	1,448,416	142,607	4,109,081

Proposal 2: Ratification of Auditors

For	Against	Abstain
5,443,664	201,639	54,801

Proposal 3: Advisory Approval of Executive Compensation

For	Against	Abstain	Broker Non-Votes
1,229,793	236,462	124,768	4,109,081

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PHIO PHARMACEUTICALS CORP.

Date: August 12, 2022	By:	/s/ Geert Cauwenbergh
Geert Cauwenbergh, Dr. Med. Sc. Principal Executive and Financial Officer, Director

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